UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

________________

Date of Report: December 30, 2004

(Date of earliest event reported)

ELECTRO ENERGY INC.
(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810
(Address of principal executive of offices)	(Zip code)

(203) 797-2699
(Registrant's telephone number including area code)

n/a
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

        Reference is made to the press release issued by the registrant on December 30, 2004, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

        The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report:

Exhibit No.	Description
99.1	Press release dated December 30, 2004.

1

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRO ENERGY INC.

By:	/s/Martin G. Klein
Name: Martin G. Klein
Title: Chief Executive Officer

Dated: December 30, 2004

2

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated December 30, 2004.